Borrowings (Tables)	12 Months Ended
Jun. 30, 2025
Schedule Of Financial Liabilities
Schedule of financial liabilities

Borrowings include the following financial liabilities:

		Consolidated Group
	Note	2025 A$	2024 A$
ASX convertible notes	(a)	249,100	271,600
Short term loans	(b)	178,180	-
		427,280	271,600

Balance at the beginning of the period		271,600	301,600
New borrowings		234,497	-
Repayment of borrowings		(78,817)	(30,000)
Balance at the end of the period		427,280	271,600

(a)	The Company has on issue unsecured convertible notes totaling $249,100, including accrued interest. These notes have matured, have a fixed repayment amount and are not accruing further interest. These notes automatically convert to equity upon an ASX listing, however, due to the Company being listed on Nasdaq the Company is unlikely to pursue an ASX listing, in which case the notes can only be redeemed in cash at their face value plus interest. All convertible notes are due and payable as at reporting date. We are unlikely to repay an aggregate of $130,000 due to a noteholder that is no longer in existence and that has since been deregistered as a corporation in Australia, and may need to allow for the statute of limitations to expire before making any corresponding adjustment in our financial accounts.
(b)	As at 30 June 2025, the Group had a short-term loan outstanding of A$178,180 (2024: nil), which relates to the financing of annual insurance premiums. The loan was entered into to fund the Group’s insurance obligations and is repayable in monthly instalments over the term of the agreement. The facility is unsecured, bears a fixed interest rate, and matures on 28 February 2026. The Group intends to repay the loan from operating cash flows as they become due.